UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 19, 2012

COURIER CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts
(State or other jurisdiction of incorporation)

Commission File Number: 0-7597

IRS Employer Identification Number: 04-2502514
15 Wellman Avenue, North Chelmsford, MA	01863
(Address of principal executive offices)	(Zip Code)

(978) 251-6000
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 19, 2012, Courier Corporation (the “Corporation”) issued a press release announcing its financial results for the second quarter ended March 24, 2012. The full text of the press release is furnished as Exhibit 99.1 hereto.

Item 8.01 Other Events.

On April 19, 2012, Courier Corporation announced that its Board of Directors declared a quarterly cash dividend of $0.21 per share on its Common Stock. The Board of Directors also authorized the repurchase of up to $10 million of the Company’s outstanding Common Stock. The full text of the press release is furnished as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Courier Corporation dated April 19, 2012 announcing financial results for the second quarter ended March 24, 2012.

99.2	Press release of Courier Corporation dated April 19, 2012 announcing declaration of cash dividend and share repurchase plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COURIER CORPORATION

	By:	/s/ Peter M. Folger
Peter M. Folger
Senior Vice President and
Chief Financial Officer
Date: April 19, 2012

Exhibit Index

99.1	Press release of Courier Corporation dated April 19, 2012 announcing financial results for the second quarter ended March 24, 2012.

99.2	Press release of Courier Corporation dated April 19, 2012 announcing declaration of cash dividend and share repurchase plan.

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